                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement           [_] Confidential, For Use Of The
                                             Commission Only (As Permitted By
                                             Rule 14a-6(e)(2))

[X] Definitive proxy statement

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       System Software Associates, Inc.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing proxy statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22 (a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  4) Date filed:

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                      500 West Madison Street, 32nd Floor
                            Chicago, Illinois 60661

To Our Stockholders:

   You are cordially invited to attend a special meeting of stockholders of System Software Associates, Inc. We will hold the meeting on August 17, 1999, at 9:00 a.m. at the offices of Sachnoff & Weaver, Ltd., 30 S. Wacker Drive, 29th Floor, Chicago, Illinois.

   The accompanying notice of the special meeting and proxy statement describes the two items of business which will be discussed during the meeting: first, a proposal to amend our Certificate of Incorporation to effect a 1 for 4 reverse stock split and, second, a proposed new stock option plan. It is important that you vote your shares whether or not you plan to attend the meeting. Your participation is important regardless of the number of shares that you hold. To be sure your vote is counted, we urge you to carefully review the proxy statement and to vote your choices. Please sign, date and return the enclosed proxy card in the accompanying envelope as soon as possible. If you later decide to attend the meeting, you can always revoke your proxy at that time and vote your shares in person.

   I look forward to seeing you at the meeting.

                                          Sincerely,

                                          WILLIAM M. STUEK
                                          Chairman of the Board and
                                          Chief Executive Officer

Chicago, Illinois
July 9, 1999

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                      500 West Madison Street, 32nd Floor
                            Chicago, Illinois 60661

                  NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held on August 17, 1999

To the Stockholders of System Software Associates, Inc.:

   The special meeting of stockholders of System Software Associates, Inc., a Delaware corporation, will be held at the offices of Sachnoff & Weaver, Ltd., at 30 S. Wacker Drive, 29th Floor, in Chicago, on August 17, 1999, at 9:00 a.m. The meeting's purpose is to:

     1. To amend the Certificate of Incorporation to effect a 1 for 4 reverse split of the company's outstanding common stock, par value $.0033 per share, and to decrease the authorized shares of common stock from 250,000,000 to 62,500,000;

     2. To approve a new stock option plan for our employees; and

     3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

   If you were a stockholder of record at the close of business on July 1, 1999, the record date fixed by the Board of Directors, you are entitled to notice of, and to vote at, the meeting.

   For ten days prior to the meeting, we will keep a list of stockholders entitled to vote at the meeting. You may inspect the list at any time during usual business hours.

   All stockholders are cordially invited to attend the meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any stockholder who submits a proxy to us has the right to revoke it at any time before it is voted.

                                          For the Board of Directors

                                          Kirk Isaacson
                                          Secretary

Chicago, Illinois
July 9, 1999

                               ----------------

                            YOUR VOTE IS IMPORTANT.
         PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY,
            WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                      500 West Madison Street, 32nd Floor
                            Chicago, Illinois 60661

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

   We have sent this Proxy Statement to you in connection with the solicitation of proxies for a special meeting of the stockholders. The special meeting will be held at 9:00 a.m. Central Time on August 17, 1999.

   Record Date: We chose the close of business on July 1, 1999, as the record date for the special meeting. All holders of record on July 1, 1999, of the company's common stock, par value $.0033 per share, will be entitled to vote. As of the record date, 47,898,488 shares of common stock were issued and outstanding. Each share has one vote for each item of business described in this proxy statement.

   Mailing Date: The date of this proxy statement is July 9, 1999. This proxy statement and proxy card are being mailed on or about July 9, 1999.

   Quorum: A majority of the outstanding shares, represented in person or by proxy, constitutes a quorum. A quorum is the number of represented stockholders needed to have a valid meeting to transact business.

   Voting: A majority vote of the outstanding shares is needed to approve the proposed amendment to our Certificate of Incorporation. A majority vote of the quorum is needed to approve the new stock plan. Shares represented by valid proxies, those proxies that have been received in time for the special meeting and have not been revoked, will be voted.

   Returning Your Proxy: If you do not attend the special meeting you may still vote your shares by signing and returning your proxy card.

 . If you specify a choice on your proxy card, either for or against a proposal, your shares will be voted according to your choice.

 . If you sign and return your proxy card but do not mark any choices, then your shares will be voted in favor of the below proposals:

     (1) FOR the amendment to the Certificate of Incorporation to effect the 1 for 4 reverse split of the outstanding shares of common stock and to decrease the number of authorized shares of common stock; and

     (2) FOR the approval of the new stock option plan for our employees.

   Your signed proxy also gives the persons named on the proxy card, called the proxies, the authority to vote your shares in the event that other matters are properly brought up at the meeting.

 . If you mark your proxy card to "abstain", your vote will not be counted in determining whether a majority vote was obtained.

 . If a broker or other person holding shares for you does not vote on a proposal (broker non-votes), your shares will not be counted in determining the number of votes cast.

Accordingly, abstentions will have the same effect as votes against the proposal to amend our Certificate of Incorporation and to approve the new stock option plan. Broker non-votes will have the same effect as votes against the proposal to amend our Certificate of Incorporation but will have no effect on the vote to approve the new stock option plan.

   Revoking Your Proxy: If you vote by proxy, you may revoke that proxy at any time before it is voted at the meeting by sending us a proxy bearing a later date or by attending the meeting in person and casting a ballot.

   Cost of Solicitation: We are soliciting the proxies solicited by this proxy statement. We will pay all costs associated with the special meeting including the solicitation of proxies. We ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals to obtain authority to execute proxies. We will reimburse them for expenses. In addition to the solicitation of proxies by mail, our directors, officers and/or employees may solicit proxies in person or by telephone without additional compensation.

            SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

   Except as otherwise indicated in the footnotes, the following table sets forth information as of December 31, 1998, with respect to the beneficial ownership of our outstanding common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, and as of June 25, 1999, with respect to each director, each current executive officer, each person who served as an executive officer during our last fiscal year, and all the directors and officers as a group. Except as otherwise indicated, the stockholders have sole voting and investment power with respect to shares beneficially owned by them. The shares below have not been adjusted to reflect the proposed reverse stock split.

                                                     Amount and         Percent
                                                     Nature of            of
Name and Address                                     Beneficial          Class
of Beneficial Owner                                  Ownership            (1)
-------------------                                  ----------         -------

Roger E. Covey......................................  9,425,250 (2)      19.7%
 2225 N. Lakewood
 Chicago, IL 60614

Gardner Lewis Asset Management, L.P. ...............  5,244,624 (3)      11.0%
 285 Wilmington, W. Chester Pike
 Chadds Ford, PA 19317

Paul Tudor Jones II.................................  3,661,800 (4)       7.6%
 c/o Tudor Investment Corporation
 600 Steamboat Road
 Greenwich, CT 06830

Hambrecht & Quist Group.............................  3,393,452 (5)       7.1%
 One Bush Street
 San Francisco, CA 94104

Putnam Investments, Inc. ...........................  2,709,394 (6)       5.7%
 One Post Office Square
 Boston, MA 02109

Massachusetts Financial Services Company............  2,368,617 (7)       4.9%
 500 Boylston Street
 Boston, MA 02116

William M. Stuek....................................    492,333 (8)(9)    1.0%

William N. Weaver, Jr. .............................    333,950 (10)       *

Riz Shakir..........................................    147,535 (8)        *

Lawrence A. Zimmerman...............................    100,000 (8)        *

Lorraine H. Fenton..................................     80,000 (8)        *

Andrew J. Filipowski................................     31,200 (8)        *

Joseph J. Skadra....................................     29,500 (8)        *

Douglas P. Smith....................................     15,000 (8)(11)    *

All Officers and Directors as a Group (nine
 persons)........................................... 10,644,768 (2)(8)   22.2%
                                                                (9)(10)
                                                                (11)

--------
*   Less than 1%.

 (1) Percentage of class based on the 47,892,343 shares of common stock outstanding on June 25, 1999.
 (2) According to a statement by Roger Covey, he does not personally own any shares of common stock but is the beneficial owner of 8,825,250 shares held of record by the Xerxes Trust and 600,000 shares held of record by the Tang Research Foundation, of which Mr. Covey is a Director.
 (3) According to a Report on the SEC's Schedule 13G, as of December 31, 1998, Gardner Lewis Asset Management has sole dispositive power for all 5,244,624 listed shares, and exercises sole voting power over 4,806,975 shares and shared voting power over 73,200 of such shares.
 (4) According to a Report on the SEC's Schedule 13G, as of December 31, 1998, Paul Tudor Jones, II shares dispositive and voting power over all 3,661,000 shares, and Tudor Investment Corporation ("TIC") shares dispositive and voting power over 3,413,800 shares (or 7.1% of SSA's common stock). The 13G Report indicates that TIC is the financial advisor to five entities which also share dispositive and voting power over the total of 3,413,800 shares; however, none of the five companies by itself is a beneficial owner of more than 5% of the outstanding shares of common stock.
 (5) Hambrecht & Quist Group ("H&Q") shares dispositive and voting power over all listed shares. Such shares are issuable upon conversion of the shares of our Series A Preferred Stock and the exercise of certain warrants held by Hambrecht & Quist LLC ("H&Q LLC") and H&Q SSA Investors L.P. Mr. Smith is a Managing Director of H&Q LLC, an indirect wholly owned subsidiary of H&Q, and as such may have beneficial ownership of the listed shares. See note (11) below.
 (6) According to a Report on the SEC's Schedule 13G/A, filed March 10, 1999, Putnam Investments, Inc. ("PI") has shared voting power over 834,818 shares and shared dispositive power over 2,709,394 shares. PI wholly owns two registered investment advisors: Putnam Investment Management, Inc. which beneficially owns 728,387 shares and The Putnam Advisory Company, Inc. which beneficially owns 1,981,007 shares. PI beneficially owns the shares held by its two subsidiaries.
 (7) According to a Report on the SEC's Schedule 13G, as of December 31, 1998, Massachusetts Financial Services Company has sole dispositive power over 2,368,617 shares and sole voting power over 1,366 shares.
 (8) Includes unissued shares of common stock, subject to options exercisable within 60 days of June 25, 1999, as follows: Mr. Stuek 442,499; Mr. Shakir 52,569; Mr. Zimmerman 90,000; Ms. Fenton 80,000; Mr. Filipowski 31,200; Mr. Skadra 29,500; and Mr. Smith 15,000.
 (9) Includes 49,834 shares of the common stock issuable upon conversion of 7% Convertible Notes held by Mr. Stuek.
(10) Includes 81,150 unissued shares of common stock, subject to a currently exercisable option held by Sachnoff & Weaver, Ltd., of which Mr. Weaver is a member. Mr. Weaver disclaims beneficial ownership of all but his allocated portion of the shares covered by the option.
(11) Mr. Smith's share holdings as indicated in the table exclude: (i) 1,404,000 shares issuable upon the conversion of shares of Series A Preferred Stock or upon the exercise of common stock purchase warrants, all held by H&Q SSA Investors, L.P., an entity of which Mr. Smith is a limited partner and of whose general partner, H&Q LLC, Mr. Smith is also a member; and (ii) 1,989,452 shares issuable upon the exercise of certain warrants held by H&Q LLC.

                                   ITEM NO. 1
                        AMENDMENT TO THE CERTIFICATE OF
                 INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

   At the special meeting, the stockholders will consider and vote upon a proposal providing for a 1 for 4 reverse split of the outstanding common stock and a decrease of the authorized shares of common stock from 250,000,000 to 62,500,000. Our Certificate of Incorporation will need to be amended to effect the reverse stock split and to decrease the number of authorized shares. The proposed amendment is contained in Exhibit A to this Proxy Statement. If the stockholders approve the amendment it will become effective upon its filing with the Secretary of State of Delaware.

Amendment to the Certificate of Incorporation

   The amendment will amend Article Fourth of our Certificate of Incorporation. Upon filing the amendment, without further action by us or you, each outstanding share of common stock will be converted into one-fourth of a share of common stock. A vote for this proposal will include authorization for our Board of Directors not to file the amendment in the event the Board of Directors determines that it would not be in the best interests of our stockholders.

Reasons for the Reverse Stock Split

   The reverse stock split is being proposed to prevent the common stock from being delisted from the Nasdaq National Market. On March 24, 1999, Nasdaq National Market notified us that shares of our common stock had failed to maintain a closing bid price on the Nasdaq National Market of greater than or equal to $5.00 per share for 30 consecutive trading days. Therefore, we had failed to comply with one of the requirements for continued listing on the Nasdaq National Market, subjecting the common stock to possible delisting. In order to avoid delisting, the common stock must trade on the Nasdaq National Market at a closing bid price of $5.00 per share or greater for ten consecutive trading days. Based on recent trading prices, we anticipate that, following the reverse stock split, the common stock will trade higher than $5.00 per share during the relevant period to satisfy the Nasdaq National Market's continuing listing requirements.

   However, there can be no assurance that, after the consummation of the reverse stock split, the shares of common stock will trade at four times the market price of the common stock prior to the reverse stock split. Further, we cannot offer any assurance that the common stock will continue to meet Nasdaq National Market listing requirements following the reverse stock split.

   If the reverse stock split is not approved, it is highly likely that our shares of common stock will cease to be listed and traded on the Nasdaq National Market. Such delisting would significantly, adversely affect the trading in and liquidity of the common stock.

   In addition, management also believes that without the reverse stock split it may be more difficult to attract new investors to the company because the common stock trades at a relatively low price (the closing price on June 30, 1999 was $1.656 per share). Stockbrokers are sometimes subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of the general presumption that the stock may be highly speculative.

Effects of the Proposed Amendment

   Stockholders have no right under Delaware law, the Certificate of Incorporation or our By-Laws, as amended, to dissent from the reverse stock split.

   If the amendment is approved by the stockholders, the principal effect of the reverse stock split will be to decrease the number of outstanding shares of Common Stock from 47,892,343 shares to approximately 11,973,086 shares, based on outstanding share information as of June 25, 1999. The amendment will not affect your proportionate equity interest or the relative rights, preferences or priorities you may currently be entitled to, except for minor differences resulting from adjustments for fractional shares. The amendment would also decrease the amount of authorized shares of common stock from 250,000,000 shares to 62,500,000 shares.

   The number of shares subject to stock options granted to our directors, officers and employees under our stock option plans and the exercise price for these options will automatically be proportionately adjusted for the reverse stock split. The number of shares of common stock authorized for future issuances under the stock option plans will also be proportionately adjusted.

   The outstanding preferred stock is presently convertible into an aggregate of 1,404,000 shares of common stock. If the reverse stock split is approved, the conversion price of the preferred stock and, accordingly, the number of shares of common stock issuable upon the conversion of the outstanding preferred stock, will be proportionately adjusted. We have issued warrants to certain investors to purchase 1,989,452 shares of common stock. If the reverse stock split is approved, the exercise price of the warrants and, accordingly the number of shares of common stock issuable upon the exercise of the warrants, will be proportionately adjusted. In addition, if the reverse stock is approved, the conversion price and number of shares of common stock issuable upon the conversion of our 7% Convertible Notes will be proportionately adjusted.

   The reverse stock split is likely to result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transaction on "round-lots" of even multiples of 100 shares.

Exchange of Stock Certificates and Payment for Fractional Shares

   The exchange of shares of common stock will occur on the date we file the amendment with the Secretary of State of Delaware without any action on your part and without regard to the date that you physically surrender your certificates representing pre-split shares of common stock for certificates representing post-split shares. Our transfer agent, First Chicago Trust Company, a division of Equiserve, will exchange your certificates. You will not be required to pay a transfer or other fee to exchange your certificates. In the event that the number of shares of post-split common stock includes a fraction, we will pay you, in lieu of the issuance of fractional shares, a cash amount equal to the fair market value of that fractional share.

   As soon as practicable after the amendment has been filed, we will mail you instructions and other necessary materials to inform you of the procedure to surrender and exchange your certificates. After you receive the instructions, you should surrender the certificates representing pre-split shares of common stock. When you surrender your certificates, you will receive new certificates representing the whole number of shares of post-split common stock to which you are entitled and any cash payable in lieu of a fractional share.

   YOU SHOULD NOT SEND YOUR CERTIFICATES UNTIL YOU RECEIVE INSTRUCTIONS ON HOW TO DO SO.

   After the amendment is filed, each certificate representing pre-split shares of common stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to represent the number of post-split shares of common stock and the right to receive the amount of cash for any fractional shares. However, you will not be entitled to receive any dividends or other distributions payable by us after the amendment is filed, until you surrender and exchange your certificates. If there are any dividends or distributions, they will accumulate and be paid to you, without interest, once you surrender and exchange your certificates.

Federal Income Tax Consequences

   The following discussion describes certain federal income tax consequences of the reverse stock split and decrease in our authorized shares. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested or will be requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

   YOU ARE URGED TO CONSULT YOUR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU BECAUSE OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

   This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

   In summary:

     1) Gain or Loss. Management believes that the reverse stock split will constitute a tax-free recapitalization under the Code and the company should not recognize any gain or loss as a result of the reverse stock split. In addition, stockholders should not recognize any gain or loss if they receive only common stock upon the reverse stock split. If you receive cash in lieu of a fractional share of common stock that otherwise would be held as a capital asset, you will recognize capital gain or loss equal to the difference, if any, between the cash received and your basis in the fractional share.

     2) Basis. Your aggregate tax basis of your post-split shares of common stock will equal your aggregate tax basis in the pre-split shares of common stock you owned prior to the reverse stock split. Generally, the aggregate basis will be allocated among your post-split shares on a pro rata basis. If you have used the specific identification method to identify your basis in pre-split shares of common stock surrendered in the reverse stock split, you should consult your tax advisors to determine your basis in the post-split shares.

Vote Required; Directors' Recommendation

   The Board of Directors recommends that you vote FOR this amendment to our Certificate of Incorporation to effect the reverse stock split and to decease our authorized common stock. The holders of a majority of the shares of common stock outstanding as of the record date must vote in favor of the proposed amendment for it to be approved. Unless you specify otherwise on your proxy, your proxy will be voted FOR approval of this amendment.

                                  ITEM NO. 2
              PROPOSAL TO APPROVE THE COMPANY'S STOCK OPTION PLAN

Proposal

   On May 19, 1999, the Board adopted the System Software Associates, Inc. Stock Option Plan, subject to stockholder approval. If stockholder approval is received, the stock option plan will read as set forth in Exhibit B.

Reasons for the Plan

   The purpose of the stock option plan is to promote the interests and enhance the value of System Software Associates, Inc. by linking the personal interests of our employees and non-employee directors with those of our stockholders, by inducing individuals of outstanding ability and potential to join and remain with us and by providing our employees with an additional incentive to promote our success.

   Our successful growth and development depends in a large part on our ability to recruit and retain highly skilled professionals. The market for skilled professionals in the software industry is extremely tight. Most of our competitors have greater financial resources than we do and are able to use those resources to gain a competitive advantage in the hiring of exceptional personnel. In addition, most of our competitors in the software industry use stock options to provide long-term incentives and rewards. We believe that our ability to issue stock options as incentive compensation through the stock option plan will greatly increase our ability to recruit, motivate and retain skilled professionals in this extremely competitive environment.

Description of the Plan

   The stock option plan allows us to grant incentive stock options, within the meaning of Section 422 of the Code, and non-qualified stock options. The stock option plan will be administered by a committee of our Board consisting of two or more non-employee members of the Board. The committee will have the discretion to determine which employees or non-employee directors will be recipients of options under the stock option plan, and to establish the terms, conditions and limitations of each option (subject to the terms of the stock option plan and the applicable provisions of the Code), including the type and amount of the options, the number of shares of common stock to be subject to any option, the exercise price of any options (subject to the requirement that all options be issued at an exercise price at or above fair market value on the date of grant), and the date or dates upon which options become exercisable. Options also may be granted to a prospective employee conditioned upon such person becoming employed by us. The foregoing notwithstanding, no member of the committee and none of our executive officers who were executive officers on the day the Board adopted the stock option plan will be entitled to receive any options pursuant to the stock option plan. The committee also has full power to construe and interpret the stock option plan and the options granted under the stock option plan, and to establish rules and regulations necessary or advisable for its administration. The determination of the committee with respect to any matter under the stock option plan to be acted upon by the committee will be conclusive and binding.

   The stock option plan requires that incentive options and nonstatutory options have an exercise price per share equal to at least the fair market value of a share at the time the option is granted. As required by the Code, if an incentive option is granted to any participant who owns more than ten percent of our issued and outstanding common stock (a "Significant Stockholder"), then the exercise price per share to such participant will be not less than one hundred ten percent (110%) of fair market value on the date of grant. Fair market value equals the closing sales price of our common stock on the date of grant.

   The committee may at any time and from time to time grant one or more options to one or more of our employees or non-employee directors and may designate the number of shares to be subject to each option so granted, provided, however, that (i) each participant receiving an incentive option must be employed by us (or one of our affiliates) at the time an incentive option is granted; (ii) the maximum term of all incentive options granted under the stock option plan may not be greater than ten years (incentive options granted to a Significant Stockholder have a maximum term of five years); and (iii) the fair market value of the shares (determined at the time the option is granted) as to which incentive options are exercisable for the first time by any employee during any single calendar year (under the stock option plan and under any other of our (or our affiliate's) incentive option plans) may not exceed $100,000. Except as otherwise determined by the committee, all options are non-transferable and may be exercised during a participant's lifetime only by the participant. No options may be granted more than ten years from the date the stock option plan is adopted.

   At the time an option is awarded, the committee will specify the date or dates upon which the option, or portions of the option, become exercisable. The permissible manner of payment for the purchase price upon exercise of the option (such as cash, check, the transfer of previously owned, fully paid shares or through a "cashless" exercise) will be set by the committee in each participant's option agreement or by general rules.

   A participant who ceases to be our employee or non-employee director for any reason other than death, disability or termination "for cause" will be permitted to exercise any option, to the extent it was exercisable on the date of such cessation, but only within three months of such cessation (or, if earlier, within the originally prescribed term of the option.) A participant who is terminated for "cause," as defined in the stock option plan, will immediately lose all rights to exercise any options. If a participant dies, his or her estate or personal representative may exercise the option, to the extent it was exercisable on the date of death. If a participant becomes permanently disabled, he or she may exercise an option to the extent it was exercisable at the time of the onset of the disability or, if the option vests periodically, to the extent it would have been exercisable as of the next periodic vesting date. In the case of either death or disability, the option must be exercised within twelve (12) months after the date of death or onset of disability, and prior to the original expiration date of the option.

   Repricing of options is expressly prohibited under our stock option plan. Accordingly, the committee may not at any time reduce the exercise price of an option previously granted under the stock option plan. However, if we pay a stock dividend or make a distribution of shares, or combine, reclassify or substitute other securities for our outstanding shares of common stock, the committee will make an appropriate adjustment to the number of shares subject to outstanding options and the exercise prices thereof to prevent either the dilution or enlargement of the options previously granted.

   The Board may amend the stock option plan in any respect, provided, however, that any amendment will be subject to the approval of our stockholders at or before the next annual meeting of our stockholders if stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the shares may be listed or quoted, or if the Board determines to submit such changes to the stock option plan to our stockholders for approval.

   The Board of Directors may terminate the stock option plan at any time. However, no termination or amendment will affect the rights of participants under options previously granted without a participant's consent. Unless previously terminated, the stock option plan will terminate on May 18, 2009, and no options will be granted after that date.

   Under the stock option plan, and assuming the approval of the 1 for 4 reverse stock split set forth in Item 1 of this Proxy Statement, a total of 1,000,000 shares of common stock will be made available for issuance. As of June 25, 1999, and assuming the approval of the reverse stock split, the market value of the 1,000,000 shares to be made available for issuance under the stock option plan was $7,500,000.

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to the grant and exercise of options under the stock option plan and with respect to the sale of common stock acquired under the stock option plan.

   Incentive Stock Options. In general, a participant will not recognize ordinary income upon the grant or exercise of an incentive stock option. If the participant holds the stock acquired through the exercise of an incentive stock option for one year from the date of exercise and two years from the date of the grant, the participant will thereafter recognize a long-term capital gain or loss upon a subsequent sale of the stock, based upon the difference between the incentive stock option's exercise price and the sale price. If the participant sells the stock before the requisite holding period, the participant will recognize ordinary income based upon the difference between the exercise price and the lesser of the sales price or the fair market value upon the date of exercise.

   Nonstatutory Options. As in the case of an incentive stock option, a participant will not recognize ordinary income upon the grant of a nonstatutory option. Unlike in the case of an incentive stock option, however, upon exercise of a nonstatutory option, a participant generally will recognize ordinary income in an amount equal to the difference between the exercise price for the option and the fair market value of our common stock on the exercise date. With respect to any common stock acquired upon exercise of a nonstatutory option ("NSO Stock"), a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. The capital gain or loss will be long-term or short-term gain or loss, depending upon the holding period of the shares.

   Tax Consequences to System Software Associates, Inc. The grant of an option under the stock option plan will have no tax consequences to us. Moreover, in general, neither the exercise of an incentive stock option acquired under the stock option plan nor the sale of any common stock acquired under the stock option plan will have any tax consequences to us. We generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the stock option plan, provided we include and report such amounts on a timely filed Form W-2 or Form 1099-MISC (or similar such IRS form filing).

Vote Required; Directors' Recommendation

   The Board of Directors recommends a vote FOR approval of the stock option plan. Approval of the stock option plan requires the majority vote of the quorum present at the special meeting. Unless you specify otherwise on your proxy, your proxy will be voted FOR approval of the stock option plan.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for our next annual meeting of stockholders must be received by us not later than September 30, 1999, at our principal executive offices at 500 West Madison Street, 32nd Floor, Chicago, Illinois 60661.

                                OTHER BUSINESS

   As of the date of this proxy statement, management knows of no other business which may come before the special meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                          For the Board of Directors

                                          Kirk Isaacson, Secretary

Chicago, Illinois
July 9, 1999

                                   EXHIBIT A

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                      OF SYSTEM SOFTWARE ASSOCIATES, INC.

   It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is System Software Associates, Inc.

     2. Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to replace paragraph (i) with the following:

       (i) 62,500,000 shares of Common Stock, $0.0033 par value per share (hereinafter called the "Common Stock").

     Article Fourth shall also be amended by adding the following after paragraph (ii):

       REVERSE STOCK SPLIT. As of the date of the filing of this Certificate of Amendment, each issued and outstanding share of Common Stock of the Corporation shall be reclassified and changed into one-fourth of one share of the Common Stock having the terms specified in this Article Fourth. Each outstanding stock certificate which immediately prior to the date hereof represented a number of shares of Common Stock shall, without any action on the part of the holder, hereupon and hereafter, until surrendered as hereinafter provided, represent one-fourth of the shares of the Common Stock represented by such certificate, however, the Corporation shall not issue certificates for fractional shares, but any fractional shares shall be converted into the right to receive from the Corporation an amount of cash equal to the fair market value of such fractional share. The registered holder of each such certificate may after the date hereof surrender such certificate to the Corporation for cancellation and, upon such surrender, shall receive in exchange therefor, without charge, a new certificate registered in the name of such holder representing one-fourth of the number of shares of the Common Stock which, prior to the date of filing hereof, was represented by the certificate(s) representing such shares of Common Stock.

     3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed on _______________, 1999

                                          System Software Associates, Inc.

                                          -------------------------------------
                                          Kirk Isaacson, Secretary

                                   EXHIBIT B

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                               STOCK OPTION PLAN

I. Purpose and Definitions

 A. Purpose of the Plan

   The Plan is intended to encourage ownership of Shares by Eligible Employees and Key Non-Employees in order to attract and retain such Eligible Employees in the employ of the Company or an Affiliate, or to attract such Key Non-Employees to provide services to the Company or an Affiliate, and to provide additional incentive for such persons to promote the success of the Company or an Affiliate.

 B. Definitions

   Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

     1. Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

     2. Board means the Board of Directors of the Company.

     3. Code means the Internal Revenue Code of 1986, as amended.

     4. Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, then, if necessary for compliance with Section 16 of the Exchange Act, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a "non-employee director," within the meaning of the applicable rules promulgated pursuant to the Exchange Act. No member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee unless the Board determines that the grant of such an Option satisfies the then current Rule 16b-3 requirements under the Exchange Act. Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an "outside director" (as defined in regulations on other guidance issued by the Internal Revenue Service under Code Section 162(m)).

     5. Company means System Software Associates, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     6. Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

     7. Eligible Employee means an employee of the Company or of an Affiliate (excluding, however, any employee who on the date the Plan is adopted by the Board is an "executive officer," as defined under the Exchange Act or any regulations promulgated thereunder), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

     8. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

     9. Incentive Option means an Option which, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

     10. Key Non-Employee means a non-employee director, consultant or independent contractor of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

     11. Nonstatutory Option means an Option which, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code.

     12. Option means a right or option granted under the Plan.

     13. Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

     14. Participant means an Eligible Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan, and a Key Non-Employee to whom one or more Nonstatutory Options are granted under the Plan.

     15. Plan means this Stock Option Plan, as amended from time to time.

     16. Shares means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: treasury shares or authorized but unissued Common Stock, $.0033 par value, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VI of the Plan.

II. Shares Subject to the Plan

   The aggregate number of Shares as to which Options may be granted from time to time shall be Four Million (4,000,000) Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VI hereof); provided, however, that the aggregate number of Shares as to which Options may be granted in any calendar year to any one Eligible Employee shall not exceed Eight Hundred Thousand (800,000) Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VI hereof). The number of Shares set forth in this Article II does not reflect the 1 for 4 reverse stock split being proposed to stockholders in 1999 for approval. If such stockholder approval is obtained, the number of Shares shall be adjusted accordingly.

   Shares subject to Options that are forfeited, terminated, expire unexercised, canceled by agreement of the Company and the Participant, settled in cash in lieu of Common Stock or in such manner that all or some of the Shares covered by such Options are not issued to a Participant, or are exchanged for Options that do not involve Common Stock, shall immediately become available for Options. In addition, if the exercise price of any Option is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for Options.

   Subject to the provisions of Article VI, the aggregate number of Shares as to which Incentive Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within one year before or after the date of the adoption of any such amendment.

III. Administration of the Plan

   The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

   Subject to the provisions of the Plan, the Committee is authorized to:

     A. interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     B. determine which employees of the Company or of an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Options;

     C. determine the Key Non-Employees to whom Nonstatutory Options shall be granted;

     D. determine whether the Option to be granted shall be an Incentive Option or Nonstatutory Option;

     E. determine the number of Shares for which an Option or Options shall be granted;

     F. provide for the acceleration of the right to exercise an Option (or portion thereof); and

     G. specify the terms and conditions upon which Options may be granted;

provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of Section 422 of the Code.

   All determinations of the Committee shall be reduced to writing and signed by or on behalf of the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV. Eligibility for Participation

   The Committee may at any time and from time to time grant one or more Options to one or more Eligible Employees or Key Non-Employees and may designate the number of Shares to be subject to each Option so granted, provided, however, that (i) each Participant receiving an Incentive Option must be an Eligible Employee of the Company or of an Affiliate at the time an Incentive Option is granted; (ii) no Incentive Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company; and (iii) the fair market value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Eligible Employee during any single calendar year (under the Plan and under any other incentive option plan of the Company or an Affiliate) shall not exceed $100,000.

   Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Option to a person not then in the employ of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option.

V. Terms and Conditions of Options

   Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

 A. Option Price

   The exercise price of the Shares covered by each Option granted under the Plan shall be determined by the Committee. In the case of the grant of an Incentive Option (provided the Participant owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company), and in the case of any grant of a Nonstatutory Option, the price (per share) of the

Shares covered by each such Option shall be not less than the fair market value of the Shares on the date of the grant of the Option. In all cases of Incentive Options not covered by the preceding sentence, the Option price shall be not less than one hundred ten percent (110%) of the fair market value on the date of grant. The fair market value shall be the closing sales price on the largest national securities exchange on which the Shares are listed on the date of the grant of the Option, or, if there is no closing sales price, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported or otherwise the mean average of the closing "Bid" and the closing "Ask" prices, if any, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported.

 B. Number of Shares

   Each Option shall state the number of Shares to which it pertains.

 C. Term of Option

   Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least one hundred ten percent (110%) of fair market value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

 D. Date of Exercise

   Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, or upon the attainment of stated goals.

 E. Medium of Payment

   The Option price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph I. It shall be paid in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of
Article III of the Plan, or in the particular Option Agreement, provide.

 F. Termination of Employment

   1. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on the date of such termination, but only within three (3) months after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate.

   2. A Participant who ceases to be an employee or Key Non-Employee for cause shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, cause shall be deemed to include (but shall not be limited to) wrongful appropriation of funds of the Company or an Affiliate, divulging confidential information about the Company or an Affiliate to the public, the commission of a gross misdemeanor or felony, or the performance of any other action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

   3. A Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at Paragraph B(6) of Article I hereof), or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his employment or relationship with the Company or with an Affiliate, except as the Committee may otherwise expressly provide or determine.

   4. Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this
Article V shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant's estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or of an Affiliate or, in the event of death, within twelve (12) months after the date of death of such Participant.

 G. Total and Permanent Disability

   A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant (i) to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee, and (ii) if the Option becomes exercisable periodically under Paragraph D, to the extent of any additional rights that would have become exercisable had the Participant not become so Disabled until after the close of business on the next periodic exercise date.

   A Disabled Participant shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

 H. Death

   In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

 I. Exercise of Option and Issue of Stock

   Options shall be exercised by giving written notice to the Company. Such written notice shall: (l) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised, (3) contain the warranty required by paragraph M of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VI or otherwise), the Company shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid non-assessable Shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

 J. Rights as a Stockholder

   No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

 K. Assignability and Transferability of Option

   Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

 L. Other Provisions

   The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

 M. Purchase for Investment

   Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled. In accordance with the direction of the Committee, the persons who exercise such Option shall warrant to the Company that, at the time of such exercise, such persons are acquiring their Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments and affirmations, if any, as the Committee may require. In such event, the persons acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise.

     The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available.

   Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

 N. Repricing

   The Committee may not at any time reduce the exercise price of an Option previously awarded to any Participant, whether through amendment, cancellation or replacement grants, or any other means, except as otherwise provided for under Article VI of the Plan.

VI. Adjustments Upon Changes in Capitalization; Sale of Company

   In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to, or available for, Participants shall be made in the manner and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of
Section 424 of the Code, constitute such a modification, extension, or renewal of an Option as to cause the adjustment to be considered as the grant of a new Option.

   Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Option in the event of a tender offer for the Company's Shares, the adoption of a plan of merger or consolidation under which all the Shares of the Company would be eliminated, or a sale of all or substantially all of the Company's assets. Alternatively, the Company may, in its sole discretion, cancel any or all Options upon any of the foregoing events and provide for the payment to Participants in cash of an amount equal to the difference between the Option price and the price of a Share, as determined in good faith by the Committee, at the close of business on the date of such event, multiplied by the number of Shares subject to Option so canceled. The preceding two sentences of this
Article VI notwithstanding, the Company shall be required to accelerate the timing of the exercise provisions of any Option if (i) any such business combination is to be accounted for as a pooling-of-interests under APB Opinion 16 (or any successor opinion) and (ii) the timing of such acceleration does not prevent such pooling-of-interests treatment; provided, moreover, that if any provision of the Plan or Option Agreement would disqualify the combination from pooling-of-interests accounting treatment, then the Plan and Option Agreement shall be interpreted to preserve such accounting treatment or, if necessary, the applicable provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to the pooling-of-interests treatment is required as a condition to the Company's consummation of such combination.

   Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees of, or consultants to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the

Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

VII. Dissolution or Liquidation of the Company

   Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

VIII. Termination of the Plan

   The Plan shall terminate (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Except as may otherwise be provided for under Articles VI and VII, and notwithstanding the termination of the Plan, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (i) the date set forth in the Option Agreement, or (ii) ten
(10) years from the date the Option is granted, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

IX. Amendment of the Plan

   The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval.

X. Employment Relationship

   Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

XI. Indemnification of Committee

   In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XII. Mitigation of Excise Tax

   If any payment or right accruing to a Participant under this Plan (without the application of this Article XII), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Company. The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

XIII. Savings Clause

   In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Code Section 162(m)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Code Section 162(m)) so as to foster the intent of this Plan.

XIV. Withholding

   Except as otherwise provided by the Committee,

     A. The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

     B. In the case of any taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

XV. Effective Date

   This Plan shall become effective upon adoption by the Board, provided that within one (1) year before or after such adoption by the Board the Plan is approved by the stockholders of the Company. If such approval is not obtained, then this Plan and all Options granted hereunder shall be null and void ab initio.

XVI. Governing Law

   This Plan shall be governed by the laws of the State of Illinois and construed in accordance therewith.

   Adopted this 19th day of May, 1999.

PROXY                                                                     PROXY

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                            500 West Madison Street
                            Chicago, Illinois 60661

This Proxy is Solicited on Behalf of the Board of Directors.

   The undersigned hereby appoints William M. Stuek and Lawrence A. Zimmerman as Proxies, and each of them, with the power to appoint their substitutes, and authorizes each of them to represent and to vote, as designated below, all the shares of common stock, $0.0033 par value per share, of System Software Associates, Inc., a Delaware corporation, held of record by the undersigned on July 1, 1999 at the special meeting of stockholders to be held on Tuesday, August 17, 1999, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no selection is made, this proxy will be voted "FOR" Proposals 1 and 2.

1. PROPOSAL to amend the
Certificate of Incorporation
to effect a 1 for 4 reverse
stock split of the outstanding
shares of common stock and to
decrease the authorized shares
of common stock from
250,000,000 to 62,500,000.

      FOR AGAINST ABSTAIN

[_][_][_]

2. PROPOSAL to approve the new
Stock Option Plan:

      FOR AGAINST ABSTAIN

[_][_][_]

3. In their discretion, the
Proxies are authorized to vote
upon such other business as
may properly come before the
meeting, or any adjournment
thereof.                         --

--
                                          DATED: _______________________ , 1999


             <<Name>>                     -------------------------------------
                                                        Signature
--                               --

                                          -------------------------------------
                                               Signature (if held jointly)

                                          Please sign exactly as name appears
                                          at left. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If
                                          as a corporation, please sign in
                                          full corporate name by President or
                                          other authorized officer. If as a
                                          partnership, please sign in full
                                          partnership name by authorized
                                          person.

                                          PLEASE MARK, DATE, SIGN AND RETURN
                                          THE PROXY CARD PROMPTLY USING THE
                                          ENCLOSED ENVELOPE. IF YOU HAVE ANY
                                          QUESTIONS, PLEASE CONTACT LAWRENCE
                                          A. ZIMMERMAN AT THE COMPANY AT
                                          (312) 258-6000.